EXHIBIT 10.367

                                    AGREEMENT

     This Agreement (the "Agreement") is made and entered into this 20th day of March, 2001, by and between Pollution Research and Control Corp., a California corporation (the "Company"), 506 Paula Avenue, Glendale, California 91201, and Astor Capital, Inc., a California corporation ("Astor"), 9300 Wilshire Boulevard, Suite #308, Beverly Hills, California 90212.

                                    RECITALS:

     A. WHEREAS, Astor has all requisite corporate power and authority and the legal right, as agent for the various Holders (defined below) of the Debentures (defined below), to enter into this Agreement.

     B. WHEREAS, Astor desires to forbear from exercising any of its rights to receive additional shares of common stock, no par value per share (the "Common Stock"), of the Company under the anti-dilution provisions of the Debentures as a result of the issuance of 700,000 shares of the Company's Common Stock to Silverline pursuant to paragraph 5.ii of the Consulting Agreement dated January 4, 2001, between the Company and Silverline.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises, covenants, agreements, representations and warranties set forth hereinafter, and for other good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

     1. Agency. Astor has all requisite corporate power and authority and the legal right, as agent for the various Holders, whose names are set forth in paragraph 3 below (collectively, the "Holders"), of the convertible debentures described in paragraph 3 (collectively, the "Debentures" and, individually, a "Debenture"), to enter into this Agreement and to consummate the transactions contemplated herein.

     2. Forbearance from Exercising Rights under Debt Instruments. Astor agrees to forbear from exercising any of its rights to receive additional shares of Common Stock of the Company under the anti-dilution provisions of the Debentures as a result of the issuance of 700,000 shares of the Company's Common Stock to Silverline pursuant to paragraph 5.ii. of the Consulting Agreement dated January 4, 2001, between the Company and Silverline.

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
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     3. Payment and Retirement of Debentures.

          (i) Each of, the outstanding Debentures of the Company are as follows:

Debenture                                                            Holder                Price
---------                                                            ------                -----

18%-$500,000 face amount debenture due December                Brittanica Associates      $650,000
31,  2000,  convertible  into  shares of common                Limited                    plus all
stock of the Company at the lesser                                                        accrued
of $2.25 or 80% of the market price of the                                                interest
common stock on the date of conversion.

12%-$500,000 face amount debenture due February                Target Growth              $550,000
23, 2001, convertible into shares of common stock              Fund                       plus all
of the Company at the lesser of $2.00 or 85% of the                                       accrued
market price of the common stock on the                                                   interest
date of conversion.

9%-$200,000 face amount debenture due July 17, 2001            IIG Equities               $230,000
convertible into shares of common stock of the                 Opportunities              plus all
Company at the rate described in paragraph                     Fund, Ltd.                 accrued
(3)(b) of the debenture.                                                                 interest

9%-$50,000 face amount debenture due July 17, 2001,            Joseph Chazanow            $65,000
convertible into shares of common stock of the                                            plus all
Company at the rate described in paragraph                                                accrued
(3)(b) of the debenture.                                                                  interest

9%-$20,000 face amount debenture due July 17, 2001,            Chris Briggs               $26,000
convertible into shares of common stock of the                                            plus all
Company at the rate described in paragraph                                                accrued
(3)(b) of the debenture.                                                                  interest

9%-$20,000 face amount debenture due July 17, 2001,            JRT Holdings               $26,000
convertible into shares of common stock of the                                            plus all
Company at the rate described in paragraph                                                accrued
(3)(b) of the debenture.                                                                  interest

9%-$5,000 face amount debenture due July 17, 2001,             Cristobal Garcia           $6,500
convertible into shares of common stock of the                                            plus all
Company at the rate described in paragraph                                                accrued
(3)(b) of the debenture.                                                                  interest

9%-$30,000 face amount debenture due July 17, 2001,            George T.                  $39,000
convertible into shares of common stock of the                 Heiser, Jr.                plus all
Company at the rate described in paragraph                                                accrued
(3)(b) of the debenture.                                                                  interest

9%-$15,000 face amount debenture due July 17, 2001,            Christopher                $19,500
convertible into shares of common stock of the                 Mehringer.                 plus all
Company at the rate described in paragraph                                                accrued
(3)(b) of the debenture.                                                                  interest


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9%-$30,000 face amount debenture due July 17, 2001,            Robert                     $39,000
convertible into shares of common stock of the                 Del Guercio                plus all
Company at the rate described in paragraph                                                accrued
(3)(b) of the debenture.                                                                  interest
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     4. Miscellaneous

     A. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, registered or certified mail, return receipt requested, postage prepaid, to the following addresses:

     1. If to the Company, to:

                  Pollution Research and Control Corp.
                  506 Paula Avenue
                  Glendale, California 91201

                  Attn:  Mr. Albert E. Gosselin, Jr., President

     2. If to Astor Capital, to:

                  Astor Capital, Inc.
                  9300 Wilshire Boulevard, Suite #308
                  Beverly Hills, California 90212

                  Attn:  Mr. Jacques Tizabi, President

Notices delivered personally shall be effective upon delivery. Notices transmitted by facsimile shall be effective when received. Notices delivered by registered or certified mail shall be effective on the date set forth on the receipt of registered or certified mail, or seventy-two hours after mailing, whichever is earlier.

     B. All agreements made and entered into in connection with this transaction shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

     C. The Company and Astor shall each bear its own expenses and costs, including the fees of any attorney retained by it, incurred in connection with the preparation of this Agreement and the consummation of the transactions hereby.



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     D. This Agreement contains the entire agreement between the parties and supersedes all prior agreements, understandings and writings between the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises or agreements, verbal or otherwise, have been made by either party, or anyone acting with authority on behalf of either party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated verbally. This Agreement may be amended or any term hereof may be changed, waived, discharged or terminated by an agreement in writing signed by both parties hereto.

     E. This Agreement may be executed in one or more counterparts, each of which when so executed shall be an original, but both of which together shall constitute one agreement.

     F. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     G. This Agreement shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of California without regard to the principles of conflict of law.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

                                          THE COMPANY;
                                          POLLUTION RESEARCH AND CONTROL CORP.


                                          By: /s/ Albert E. Gosselin
                                              ----------------------------------
                                          Albert E. Gosselin, Jr., President

                                          ASTOR:
                                          ASTOR CAPITAL, INC.


                                          By:  /s/ Jacques Tizabi
                                               ---------------------------------
                                          Jacques Tizabi, President